LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED AUGUST 1, 2016

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 1, 2016, OF

CLEARBRIDGE TACTICAL DIVIDEND INCOME FUND

The following supplements the information contained in the section of the fund’s Summary Prospectus and Prospectus titled “Performance”:

Effective August 1, 2016, the fund will add a new composite benchmark, which is a representation of the performance of the major asset classes in which the fund may typically invest, consisting of 60% Russell 3000 Value Index, 20% Alerian MLP Index and 20% MSCI US REIT Index. The Russell 3000 Value Index is a market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform. Included in the Russell 3000 Value Index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates. The Alerian MLP Index is the leading gauge of energy MLPs. The float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). The MSCI US REIT Index is a free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on the MSCI USA Investable Market Index (IMI), its parent index, which captures large, mid and small cap securities.

Management believes that the composite benchmark is more reflective of the fund’s investment strategy and that the addition of the composite benchmark will provide shareholders with a better tool for assessing the fund’s success relative to its investment strategies (including investments in MLPs and REITS) and comparable funds.

The fund will continue to compare its performance to the Dow Jones U.S. Select Dividend Index as the broad-based index for the fund.

Please retain this supplement for future reference.

CBAX293789